UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 2 4, 2020 (April 24, 2020)

Date of Report (Date of earliest event reported)

CAESARS ENTERTAINMENT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-10410	62-1411755
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Caesars Palace Drive

Las Vegas, Nevada 89109

(Address of principal executive offices, including zip code)

(702) 407-6000

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value	CZR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On April 24, 2020, Bally’s Park Place LLC (“Seller”), a New Jersey limited liability company and subsidiary of Caesars Entertainment Corporation (“Caesars”), and Twin River Management Group, Inc. (“Buyer”), a Delaware corporation and subsidiary of Twin River Worldwide Holdings Inc. (“Twin River”), entered into an asset purchase agreement (the “Asset Purchase Agreement”) providing for the sale of certain assets of Bally’s Atlantic City Hotel & Casino (“Bally’s Atlantic City”). Concurrently with the execution of the Asset Purchase Agreement, Seller, Buyer and an affiliate of VICI Properties Inc. (“VICI”) entered into a purchase and sale agreement (the “Real Estate Purchase Agreement” and, collectively with the Asset Purchase Agreement, the “Purchase Agreements”) providing for the sale of the real property from which Bally’s Atlantic City is operated. Pursuant to the Purchase Agreements, Seller and VICI will sell Bally’s Atlantic City and the real property on which it is operated to Buyer for approximately $25 million in cash (subject to customary closing adjustments), on the conditions and terms set forth therein. VICI will receive approximately $19 million from the sale, while Caesars will receive approximately $6 million. Following the sale, Caesars will continue to operate Caesars Atlantic City, which will include the Wild Wild West casino area and The Book sports wagering facility, and Harrah’s Resort Atlantic City. VICI will continue to own the land and real estate associated with Caesars Atlantic City, including the Wild Wild West casino area. The annual base rent payments under the previously disclosed Non-CPLV Master Lease between Caesars and VICI remain unchanged.

On April 24, 2020, Caesars and VICI issued a press release announcing the foregoing transactions. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements

This filing includes “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts and by the use of words such as “anticipate,” “continue,” “could,” “expect,” “intend,” “may,” “possibility,” “potential,” “subject to,” and “will,” or the negative or other variations thereof or comparable terminology. These forward-looking statements are based on current expectations and projections about future events.

You are cautioned that forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that cannot be predicted or quantified and, consequently, the actual performance and results of Caesars may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, but are not limited to: the impact of changes in general economic conditions, such as low consumer confidence, unemployment levels, and depressed real estate pricing resulting from the severity and duration of any downturn in the U.S. or global economy (including changes stemming from the public health emergency caused by, and changes in economic conditions as a result of, the public health emergency caused by COVID-19); the possibility that the Eldorado/Caesars combination may not be consummated on the timeframe contemplated, or at all; the possibility that the transactions contemplated by the transaction agreements for the sale of Bally’s Atlantic City may not be completed on the terms contemplated or at all, including as a result of being conditioned upon the receipt of regulatory approvals and other closing conditions; potential adverse reactions or changes to business, customer, management or employee relationships, including those resulting from the announcement or completion of the contemplated transactions; the possibility that the anticipated operating results and other benefits of the contemplated transactions are not realized when expected or at all; local risks including proximate competition, potential competition, customer retention, legislative risks, and local relationships; and other factors described from time to time in our reports filed with the Securities and Exchange Commission.

Currently, one of the most significant factors that could cause actual outcomes to differ materially from these forward-looking statements is the potential impact of the public health emergency caused by COVID-19. The extent to which this public health emergency may impact the pending transactions will largely depend on future developments that are highly uncertain and cannot be predicted with confidence, such as the impact of the actions taken to contain the public health emergency or mitigate its impact, and the direct and indirect economic effects of the public health emergency and measures to contain it (including various state governments’ and/or regulatory authorities’ issuance of directives, mandates, orders or similar actions restricting freedom of movement and business operations, such as travel restrictions, border closures, business closures, limitations on public gatherings, quarantines and “shelter-at-home” orders, any of which may result in the closure of business operations). In addition, changes and instability in global, national and regional economic activity and financial market activity as a result of the public health emergency caused by COVID-19 could negatively impact consumer discretionary spending and travel.

You are cautioned to not place undue reliance on these forward-looking statements, which speak only as of the date of this filing. Caesars undertakes no obligation to publicly update or release any revisions to these forward-looking statements to reflect events or circumstances after the date of this filing or to reflect new information, the occurrence of unanticipated events or otherwise, except as required by applicable law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAESARS ENTERTAINMENT CORPORATION

Date: April 24, 2020	By:	/s/ Renee Becker
	Name:	Renee Becker
	Title:	Vice President and Chief Counsel - Corporate & Securities, Assistant Secretary